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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  May 5, 1999
                 ---------------------------------------------
               Date of Report (Date of earliest event reported)



                Community Trust Financial Services Corporation
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Georgia                           0-19030                  58-1856582
-------------------                ----------------        --------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                           Identification No.)



    3844 Atlanta Highway, Hiram, Georgia                          30141
 -------------------------------------------                  ------------
  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code    (770) 445-1014
                                                  ----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
---------------------

     On May 5, 1999, letters were mailed to all stockholders of Community Trust Financial Services Corporation (the "Company") from the President of the Company, and from John Thornton, Senior Vice-President of Knox Wall, explaining Knox Wall's relationship to the Company. Knox Wall is a division of Morgan Keegan & Company, Inc., and Morgan Keegan became a market maker in the stock of the Company.


Item 7.  Exhibits
-----------------

     99.1 Letter from the President of Community Trust Financial Services, dated April 26, 1999, to the Company's stockholders

     99.2  Letter from Knox Wall, dated May 5, 1999, to stockholders of the
           Company

     99.3 Card enclosed with letters from Knox Wall and the Company to stockholders



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Community Trust Financial Services Corporation



     June 7, 1999                      /s/Ronnie Austin
--------------------                  -------------------------------
Date                                  By: Ronnie Austin
                                      Title: President



                                 EXHIBIT INDEX
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Exhibit No.      Description                                    Page No.
-----------      -----------                                    --------
99.1             Letter from the President of the Community         4
                 Trust Financial Services, dated April 26,
                 1999, to the Company's stockholders

99.2             Letter from John Thornton of Knox Wall,
                 dated May 5, 1999, to stockholders of the
                 Company                                            5

99.3             Card enclosed with letters from Knox Wall and
                 the Company to its stockholders                    6